UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02349

Morgan Stanley Income Securities Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	September 30, 2012

Date of reporting period:	September 30, 2012

Item 1 - Report to Shareholders

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Arthur Lev
President and Principal Executive Officer

Mary Ann Picciotto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Principal Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Adviser

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2012 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Income Securities Inc.
NYSE:ICB

Annual Report

September 30, 2012

ICBANN
IU12-02322P-Y09/12

Morgan Stanley Income Securities Inc.

Table of Contents

Welcome Shareholder	3
Fund Report	4
Investment Advisory Agreement Approval	7
Portfolio of Investments	10
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Notes to Financial Statements	22
Financial Highlights	34
Report of Independent Registered Public Accounting Firm	35
Shareholders Voting Results	36
Portfolio Management	37
Investment Policy	38
Dividend Reinvestment Plan	42
U.S. Privacy Policy	45
Director and Officer Information	50

Welcome Shareholder,

We are pleased to provide this annual report, in which you will learn how your investment in Morgan Stanley Income Securities Inc. performed during the latest twelve-month period. It includes an overview of the market conditions and discusses some of the factors that affected performance during the reporting period. In addition, the report contains financial statements and a list of portfolio holdings.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Fund Report (unaudited)

For the year ended September 30, 2012

Market Conditions

Driven primarily by stabilization of the European sovereign crisis, corporate credit markets performed strongly for the year ending September 30, 2012. Following a brief bout of volatility early in the period, the period can be characterized as a triumph of falling risk premiums over weak fundamentals, as risky assets rallied in the face of lackluster global economic data. Most importantly for corporate credit spreads, coordinated unorthodox central bank actions served to reduce the "tail risks" that had previously been priced into the markets. The most notable announcement was the Outright Monetary Transactions (OMT) program of the European Central Bank (ECB). This was believed to dramatically reduce the likelihood of a disorderly default by periphery governments. While this program was announced late in the period, such involvement was anticipated by the market and was a major contributor to the decline in risk premiums.

Much of the rally in asset prices occurred in spite of weaker growth prospects. The level of global growth remained subdued throughout the period and forward-looking indicators have been mixed as well. Economic data remains constrained by serious fiscal headwinds in Europe, an engineered slowdown in China and a looming "fiscal cliff" in the United States.

Despite these headwinds to growth, central banks have succeeded in boosting asset prices, which should continue to feed through to improved economic conditions in the months ahead. This is not to say recession risk has been eliminated; however, central bankers will continue to work hard to avoid that outcome. We continue to believe that central banks will succeed and prevent any further significant slowdown with the caveat that fiscal agents do not do anything too outlandish (such as letting the U.S. fall off the "fiscal cliff" next year).

Performance Analysis

For the 12-month period ended September 30, 2012, the net asset value (NAV) of Morgan Stanley Income Securities Inc. (ICB) increased from $17.95 to $19.55 per share. Based on the NAV change plus reinvestment of dividends totaling $0.8325 per share, the Fund's total NAV return was 13.99 percent. ICB's value on the New York Stock Exchange (NYSE) moved from $17.20 to $19.14 per share during the same period. Based on this change plus reinvestment of dividends, the Fund's total market return was 16.53 percent. ICB's NYSE market price was at a 2.1 percent discount to its NAV. Past performance is no guarantee of future results.

The monthly dividend declared in October 2012 was decreased to $0.0575 per share. The dividend reflects the current level of the Fund's net investment income.

The portfolio's overweight to the corporate credit segment during the period resulted in positive performance. In particular, the portfolio's allocation to financial sector credits (both in the U.S. and Europe) contributed meaningfully to returns as spreads in the sector narrowed significantly. The portfolio's opportunistic allocations to below investment grade bonds and convertible bonds also contributed positively to performance. However, the portfolio's underweight to select investment grade, non-financial corporate bonds detracted from performance, as their spreads also narrowed relative to Treasuries.

The Fund's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Directors have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

PORTFOLIO COMPOSITION+ as of 09/30/12
Corporate Bonds	97.7%
Asset-Backed Securities	1.6
Convertible Preferred Stocks	0.3
Short-Term Investments	0.2
Municipal Bond	0.2
LONG-TERM CREDIT ANALYSIS as of 09/30/12
AAA	11.1%
AA	1.6
A	20.1
BBB	59.4
BB or less	7.2
Not Rated	0.6

+  Does not include open long/short futures contracts with an underlying face amount of $96,247,922 with net unrealized depreciation of $59,097. Also does not include an open foreign currency exchange contract with total unrealized appreciation of $9,455 and open swap agreements with total unrealized depreciation of $278,002.

Subject to change daily. Provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned above. All percentages for portfolio composition are as a percentage of total investments and all percentages for long-term credit analysis are as a percentage of total long-term investments.

Security ratings disclosed with the exception for those labeled "not rated" have been rated by at least one Nationally Recognized Statistical Rating Organization ("NRSRO"). These ratings are obtained from Standard & Poor's Ratings Group ("S&P"), Moody's Investors Services, Inc ("Moody's") or Fitch Ratings ("Fitch"). If two or more NRSROs have assigned a rating to a security, the highest rating is used and if securities are not rated, the Adviser has deemed them to be of comparable quality. Ratings from Moody's or Fitch, when used, are converted into their equivalent S&P rating. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com. This information is also available on the SEC's web site at http://www.sec.gov.

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance as of December 31, 2011, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
		Corporate Bonds (86.2%)
		Basic Materials (6.6%)
	$1,085	ArcelorMittal (Luxembourg)	10.10%	06/01/19	$1,251,341
EUR	696	ArcelorMittal, Series MT (Luxembourg)	7.25	04/01/14	191,378
	$980	Barrick Gold Corp. (Canada)	3.85	04/01/22	1,030,816
	1,165	CF Industries, Inc.	6.875	05/01/18	1,419,844
	395	FMG Resources August 2006 Pty Ltd. (Australia) (a)	6.375	02/01/16	386,113
	315	Georgia-Pacific LLC	7.75	11/15/29	417,265
	435	Georgia-Pacific LLC	8.875	05/15/31	645,170
	134	Goldcorp, Inc. (Canada)	2.00	08/01/14	162,224
	375	Incitec Pivot Ltd. (Australia) (a)	4.00	12/07/15	389,356
	380	International Paper Co.	4.75	02/15/22	432,309
	525	Inversiones CMPC SA (Chile) (a)	4.50	04/25/22	548,003
	460	Kinross Gold Corp. (Canada)	5.125	09/01/21	476,697
	585	Lubrizol Corp.	8.875	02/01/19	827,941
	600	LyondellBasell Industries N.V. (Netherlands)	5.00	04/15/19	640,500
	855	MeadWestvaco Corp.	7.375	09/01/19	1,086,149
	605	Teck Resources Ltd. (Canada)	6.25	07/15/41	660,743
	523	Tronox Finance LLC (a)	6.375	08/15/20	530,191
	490	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	569,810
					11,665,850
		Communications (13.0%)
	380	AT&T, Inc.	6.30	01/15/38	500,609
	245	Cablevision Systems Corp.	7.75	04/15/18	272,562
	770	CenturyLink, Inc.	5.80	03/15/22	839,411
	540	CenturyLink, Inc.	6.45	06/15/21	610,422
	210	CenturyLink, Inc., Series Q	6.15	09/15/19	235,639
	2,580	Comcast Corp.	6.40	05/15/38	3,315,635
	375	Corning, Inc.	4.75	03/15/42	406,921
	170	CSC Holdings LLC (a)	6.75	11/15/21	188,275
	945	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	1,425,162
	1,700	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	3.80	03/15/22	1,752,875
	500	DirecTV Holdings LLC/DirecTV Financing Co., Inc.	4.60	02/15/21	548,239
	375	DISH DBS Corp. (a)	5.875	07/15/22	386,250
	276	Liberty Interactive LLC	3.125	03/30/23	389,850
	865	NBC Universal Media LLC	4.375	04/01/21	982,618
	350	News America, Inc.	6.15	02/15/41	437,333
	670	News America, Inc.	6.40	12/15/35	832,980
	505	Omnicom Group, Inc.	3.625	05/01/22	534,463
	230	Priceline.com, Inc. (a)	1.00	03/15/18	248,113

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$150	Qwest Corp.	6.875%	09/15/33	$152,625
250	Symantec Corp., Series B	1.00	06/15/13	272,031
1,460	Telecom Italia Capital SA (Italy)	7.175	06/18/19	1,616,950
325	Telefonaktiebolaget LM Ericsson (Sweden)	4.125	05/15/22	335,760
800	Telefonica Europe BV (Spain)	8.25	09/15/30	852,000
440	Time Warner Cable, Inc.	4.50	09/15/42	440,601
2,190	Time Warner Cable, Inc.	6.75	07/01/18	2,757,609
250	Time Warner, Inc.	4.90	06/15/42	275,410
85	Time Warner, Inc.	6.50	11/15/36	108,218
1,565	Time Warner, Inc.	7.70	05/01/32	2,204,184
				22,922,745
	Consumer, Cyclical (4.5%)
825	Best Buy Co., Inc.	3.75	03/15/16	790,480
630	Chrysler Group LLC/CG Co-Issuer, Inc.	8.00	06/15/19	670,950
540	Daimler Finance North America LLC (Germany)	8.50	01/18/31	857,731
318	Exide Technologies	8.625	02/01/18	277,057
985	Gap, Inc. (The)	5.95	04/12/21	1,099,068
70	Ingram Micro, Inc.	5.25	09/01/17	76,849
138	International Game Technology	3.25	05/01/14	144,814
640	Macy's Retail Holdings, Inc.	3.875	01/15/22	691,281
395	QVC, Inc. (a)	7.125	04/15/17	416,862
495	Volkswagen International Finance N.V. (Germany) (a)	2.375	03/22/17	514,603
665	Wyndham Worldwide Corp.	4.25	03/01/22	684,754
600	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	5.375	03/15/22	612,000
825	Yum! Brands, Inc.	6.875	11/15/37	1,131,752
				7,968,201
	Consumer, Non-Cyclical (10.7%)
685	Altria Group, Inc.	10.20	02/06/39	1,177,492
2,075	Amgen, Inc.	3.875	11/15/21	2,233,935
485	Amgen, Inc.	5.15	11/15/41	542,563
162	Beam, Inc.	6.375	06/15/14	176,739
655	Boston Scientific Corp.	6.00	01/15/20	779,743
680	Cigna Corp.	5.375	02/15/42	764,759
195	Covidien International Finance SA	3.20	06/15/22	206,480
775	Delhaize Group SA (Belgium)	5.70	10/01/40	691,793
425	Diageo Investment Corp. (United Kingdom)	2.875	05/11/22	444,005
780	Experian Finance PLC (United Kingdom) (a)	2.375	06/15/17	791,752
590	Express Scripts Holding Co. (a)	2.65	02/15/17	618,901

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$990	Express Scripts Holding Co. (a)	3.90%	02/15/22	$1,080,688
870	Gilead Sciences, Inc.	4.50	04/01/21	999,406
325	Grupo Bimbo SAB de CV (Mexico) (a)	4.875	06/30/20	363,727
829	Kraft Foods Group, Inc. (a)	5.375	02/10/20	986,799
425	Kraft Foods Group, Inc. (a)	6.50	02/09/40	571,038
585	Kraft Foods Group, Inc. (a)	6.875	01/26/39	801,237
756	Kraft Foods, Inc.	5.375	02/10/20	913,433
365	Life Technologies Corp.	6.00	03/01/20	434,810
470	SABMiller Holdings, Inc. (a)	3.75	01/15/22	511,398
305	SABMiller Holdings, Inc. (a)	4.95	01/15/42	356,401
585	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	650,228
227	Smithfield Foods, Inc.	4.00	06/30/13	243,032
550	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	597,369
675	Verisk Analytics, Inc.	5.80	05/01/21	759,231
196	Vertex Pharmaceuticals, Inc.	3.35	10/01/15	252,718
185	Watson Pharmaceuticals	3.25	10/01/22	187,759
90	Watson Pharmaceuticals	4.625	10/01/42	92,519
682	WellPoint, Inc.	3.30	01/15/23	691,296
				18,921,251
	Energy (9.1%)
258	Alpha Natural Resources, Inc.	2.375	04/15/15	227,040
140	Alpha Natural Resources, Inc.	6.25	06/01/21	117,250
650	Canadian Natural Resources Ltd. (Canada)	6.25	03/15/38	852,069
250	Canadian Oil Sands Ltd. (Canada) (a)	6.00	04/01/42	288,732
425	Canadian Oil Sands Ltd. (Canada) (a)	7.75	05/15/19	536,226
261	Chesapeake Energy Corp.	2.75	11/15/35	249,744
550	Continental Resources, Inc.	7.125	04/01/21	621,500
475	Devon Energy Corp.	4.75	05/15/42	511,028
350	Enterprise Products Operating LLC	5.20	09/01/20	412,983
1,400	Enterprise Products Operating LLC	5.95	02/01/41	1,662,231
525	EOG Resources, Inc.	2.625	03/15/23	531,867
370	FMC Technologies, Inc.	3.45	10/01/22	376,390
300	Hess Corp.	6.00	01/15/40	365,360
490	Hess Corp.	7.125	03/15/33	649,617
355	Kinder Morgan Energy Partners LP	6.85	02/15/20	446,535
225	Marathon Petroleum Corp.	5.125	03/01/21	260,087
575	Marathon Petroleum Corp.	6.50	03/01/41	706,909
720	Murphy Oil Corp.	4.00	06/01/22	765,757
1,030	Petro-Canada (Canada)	5.95	05/15/35	1,262,086
1,250	Phillips 66 (a)	4.30	04/01/22	1,371,260

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)			COUPON RATE		MATURITY DATE	VALUE
	$1,090	Plains All American Pipeline LP/PAA Finance Corp.	6.70%		05/15/36	$1,396,889
	309	Sinopec Group Overseas Development 2012 Ltd. (China) (a)(b)	2.75		05/17/17	321,172
	150	Tesoro Corp.	5.375		10/01/22	154,875
	1,100	Valero Energy Corp.	6.125		02/01/20	1,338,136
	475	Weatherford International Ltd.	4.50		04/15/22	497,709
						15,923,452
		Finance (27.9%)
EUR	200	Aabar Investments PJSC (Germany)	4.00		05/27/16	256,881
	$315	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00		06/15/21	350,488
	260	ABN Amro Bank N.V. (Netherlands) (a)	4.25		02/02/17	279,547
	790	Aegon N.V. (Netherlands)	4.625		12/01/15	865,079
	231	Affiliated Managers Group, Inc.	3.95		08/15/38	258,576
	400	Alexandria Real Estate Equities, Inc.	4.60		04/01/22	427,595
	575	Ally Financial, Inc.	5.50		02/15/17	601,620
	1,290	American Financial Group, Inc.	9.875		06/15/19	1,624,666
	2,315	American International Group, Inc.	6.40		12/15/20	2,824,527
	313	Ares Capital Corp. (a)	5.75		02/01/16	334,128
	375	AvalonBay Communities, Inc.	2.95		09/15/22	374,610
	324	Banco Santander Brasil SA (Brazil) (a)	4.25		01/14/16	332,100
	550	Banco Santander Brasil SA (Brazil) (a)	4.625		02/13/17	569,250
	700	Banco Votorantim SA (Brazil) (a)	5.25		02/11/16	745,500
	770	Bank of America Corp., Series L	5.65		05/01/18	879,000
	1,450	Barclays Bank PLC (United Kingdom) (a)	6.05		12/04/17	1,567,257
	825	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	907,913
	200	Billion Express Investments Ltd. (China) (b)	0.75		10/18/15	213,350
	335	BNP Paribas SA (France)	5.00		01/15/21	371,303
	775	Boston Properties LP	3.85		02/01/23	817,961
	360	Brookfield Asset Management, Inc. (Canada)	5.80		04/25/17	402,061
	1,000	Capital One Bank, USA NA	8.80		07/15/19	1,321,597
	600	Capital One Capital VI	8.875		05/15/40	613,057
	640	CIT Group, Inc.	5.00		05/15/17	686,400
	1,250	Citigroup, Inc. (See Note 5)	8.50		05/22/19	1,655,340
	1,385	CNA Financial Corp.	7.35		11/15/19	1,721,031
	250	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.875		02/08/22	265,845
	150	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(c)	06/30/19(d)	198,184
	525	Credit Agricole SA (France) (a)	8.375	(c)	10/13/19(d)	513,188
	815	Credit Suisse (Switzerland)	5.40		01/14/20	892,122

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$575	Dexus Diversified Trust/Dexus Office Trust (Australia) (a)	5.60%		03/15/21	$604,102
320	Discover Bank	7.00		04/15/20	386,019
420	Discover Bank	8.70		11/18/19	543,055
230	ERP Operating LP	4.625		12/15/21	265,546
205	Farmers Exchange Capital (a)	7.05		07/15/28	249,461
400	Federal Realty Investment Trust	3.00		08/01/22	398,905
450	Ford Motor Credit Co. LLC	5.00		05/15/18	492,400
2,185	Ford Motor Credit Co. LLC	5.875		08/02/21	2,476,352
355	General Electric Capital Corp.	5.30		02/11/21	408,086
1,335	Genworth Financial, Inc.	7.70		06/15/20	1,398,821
920	Goldman Sachs Group, Inc. (The)	5.75		01/24/22	1,061,676
960	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,031,632
1,100	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,209,450
295	Harley-Davidson Funding Corp. (a)	6.80		06/15/18	365,756
1,250	Hartford Financial Services Group, Inc.	5.50		03/30/20	1,416,843
795	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	810,900
615	HCP, Inc.	5.625		05/01/17	698,001
430	HSBC Finance Corp.	6.676		01/15/21	499,490
180	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	211,551
550	ING US, Inc. (a)	5.50		07/15/22	574,837
570	International Lease Finance Corp.	6.25		05/15/19	615,600
400	JPMorgan Chase Bank NA	6.00		10/01/17	473,871
425	Mack-Cali Realty LP	4.50		04/18/22	455,804
365	Macquarie Bank Ltd. (Australia) (a)	6.625		04/07/21	391,225
380	Macquarie Group Ltd. (Australia) (a)	6.00		01/14/20	407,773
305	Merrill Lynch & Co., Inc., MTN	6.875		04/25/18	365,857
500	Metlife Capital Trust IV (a)	7.875		12/15/37	592,500
750	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	861,617
575	Nationwide Financial Services (a)	5.375		03/25/21	610,671
225	Platinum Underwriters Finance, Inc., Series B	7.50		06/01/17	247,746
850	Protective Life Corp.	7.375		10/15/19	1,013,887
285	Prudential Financial, Inc., MTN	6.625		12/01/37	356,061
575	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(c)	05/24/41	583,114
715	Royal Bank of Scotland Group PLC (United Kingdom)	2.55		09/18/15	724,117
180	Santander Holdings USA, Inc.	3.00		09/24/15	182,238
375	Santander Holdings USA, Inc. (Spain)	4.625		04/19/16	393,177
600	Santander US Debt SAU (Spain) (a)	3.724		01/20/15	595,825
320	SLM Corp., MTN	8.00		03/25/20	371,200
570	Standard Chartered Bank (United Kingdom) (a)	6.40		09/26/17	655,084

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$575	US Bancorp	2.95%	07/15/22	$581,690
250	Wachovia Bank NA	6.60	01/15/38	348,727
475	WEA Finance LLC/WT Finance Aust Pty Ltd. (Australia) (a)(e)	3.375	10/03/22	473,203
				49,274,046
	Industrials (8.0%)
470	Anixter, Inc.	5.625	05/01/19	493,500
810	BAA Funding Ltd. (United Kingdom) (a)	4.875	07/15/21	861,578
370	Ball Corp.	7.375	09/01/19	414,400
560	Bemis Co., Inc.	4.50	10/15/21	616,183
325	Bombardier, Inc. (Canada) (a)	7.75	03/15/20	374,563
875	Burlington Northern Santa Fe LLC	3.05	03/15/22	906,172
895	CRH America, Inc.	6.00	09/30/16	999,333
460	CRH America, Inc.	8.125	07/15/18	560,062
415	Crown Americas LLC/Crown Americas Capital Corp. III	6.25	02/01/21	464,800
400	Discovery Communications LLC	3.30	05/15/22	416,340
217	General Cable Corp. (f)	4.50	11/15/29	233,275
430	Holcim US Finance Sarl & Cie SCS (Switzerland) (a)	6.00	12/30/19	478,093
625	Koninklijke Philips Electronics N.V. (Netherlands)	3.75	03/15/22	677,669
650	L-3 Communications Corp.	4.95	02/15/21	725,713
775	Lafarge SA (France) (a)	6.20	07/09/15	840,875
550	Odebrecht Finance Ltd. (Brazil) (a)	6.00	04/05/23	613,250
750	Pioneer Natural Resources Co.	3.95	07/15/22	798,296
825	Schneider Electric SA (France) (a)	2.95	09/27/22	832,483
120	Sonoco Products Co.	4.375	11/01/21	129,410
390	Sonoco Products Co.	5.75	11/01/40	456,113
855	Thermo Fisher Scientific, Inc.	3.15	01/15/23	884,520
850	URS Corp. (a)	3.85	04/01/17	856,740
475	Waste Management, Inc.	2.90	09/15/22	475,321
				14,108,689
	Technology (1.1%)
715	Hewlett-Packard Co.	4.65	12/09/21	746,920
164	Intel Corp.	2.95	12/15/35	179,170
179	Lam Research Corp.	1.25	05/15/18	173,854
314	Microsoft Corp. (a)(g)	0.00	06/15/13	328,522
249	Rovi Corp.	2.625	02/15/40	247,599
242	SanDisk Corp.	1.50	08/15/17	275,124
				1,951,189

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Utilities (5.3%)
$295	CMS Energy Corp.	5.05%	03/15/22	$326,402
170	CMS Energy Corp.	6.25	02/01/20	197,414
525	EDP Finance BV (Portugal) (a)	4.90	10/01/19	490,875
575	Enel Finance International N.V. (Italy) (a)	5.125	10/07/19	597,902
300	Entergy Gulf States Louisiana LLC	6.00	05/01/18	349,805
2,400	Exelon Generation Co., LLC	4.00	10/01/20	2,549,808
405	FirstEnergy Solutions Corp.	6.05	08/15/21	455,117
1,060	FirstEnergy Solutions Corp.	6.80	08/15/39	1,173,726
500	Iberdrola Finance Ireland Ltd. (Spain) (a)	5.00	09/11/19	503,711
215	Indianapolis Power & Light Co. (a)	6.30	07/01/13	223,895
550	ONEOK Partners LP	6.125	02/01/41	663,044
1,000	PPL WEM Holdings PLC (a)	3.90	05/01/16	1,053,333
540	Puget Energy, Inc.	6.50	12/15/20	620,319
140	Toledo Edison Co. (The)	7.25	05/01/20	183,812
				9,389,163
	Total Corporate Bonds (Cost $138,341,689)			152,124,586
	Asset-Backed Securities (1.4%)
	CVS Pass-Through Trust
1,274		6.036	12/10/28	1,482,908
777	(a)	8.353	07/10/31	1,054,194
	Total Asset-Backed Securities (Cost $2,063,358)			2,537,102
	Municipal Bond (0.1%)
190	Illinois State Toll Highway Authority, Highway Revenue, Build America Bonds (Cost $190,000)	6.184	01/01/34	244,536
NUMBER OF SHARES
	Convertible Preferred Stocks (0.3%)
	Diversified Financial Services (0.2%)
250	Bank of America Corp., Series L $72.50			272,500
	Electric Utilities (0.1%)
3,100	PPL Corp. $4.75			166,005
	Total Convertible Preferred Stocks (Cost $414,892)			438,505

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Short-Term Investments (0.2%)
	U.S. Treasury Securities
	U.S. Treasury Bills
$20	(h)(i)	0.119%	02/21/13	$19,991
15	(h)(i)	0.120	02/21/13	14,994
15	(h)(i)	0.128	02/21/13	14,993
272	(h)(i)	0.129	02/21/13	271,881
	Total Short-Term Investments (Cost $321,838)			321,859
	Total Investments (Cost $141,331,777) (j)		88.2%	155,666,588
	Other Assets in Excess of Liabilities		11.8	20,833,774
	Net Assets		100.0%	$176,500,362

  MTN  Medium Term Note.

  (a)  144A security - Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Security trades on the Hong Kong exchange.

  (c)  Variable/Floating Rate Security - Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on September 30, 2012.

  (d)  Perpetual - Security does not have a predetermined maturity date. Rate for this security is fixed for a period of time then reverts to a floating rate. The interest shown is the rate in effect at September 30, 2012.

  (e)  When-issued security.

  (f)  Step Bond - Coupon rate decreases in increments to maturity. Rate disclosed is as of September 30, 2012. Maturity date disclosed is the ultimate maturity date.

  (g)  Capital appreciation bond.

  (h)  Rate shown is the yield to maturity at September 30, 2012.

  (i)  A portion or all of this security has been physically segregated in connection with open futures contracts.

  (j)  Securities are available for collateral in connection with purchase of when-issued securities, open foreign currency exchange contracts, futures contracts and swap agreements.

Foreign Currency Exchange Contract Open at September 30, 2012:

COUNTERPARTY	CONTRACT TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION
UBS AG	EUR	368,282	$482,850	10/31/12	$9,455

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Portfolio of Investments  ■  September 30, 2012 continued

Futures Contracts Open at September 30, 2012:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
310	Long	U.S. Treasury 5 yr. Note, December 2012	$38,636,172	$124,351
98	Long	U.S. Treasury 2 yr. Note, December 2012	21,612,062	13,781
62	Long	U.S. Treasury Ultra Long Bond, December 2012	10,243,563	(44,971)
8	Short	U.S. Treasury 30 yr. Bond, December 2012	(1,195,000)	(9,422)
184	Short	U.S. Treasury 10 yr. Note, December 2012	(24,561,125)	(142,836)
		Net Unrealized Depreciation		$(59,097)

Interest Rate Swap Agreements Open at September 30, 2012:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED DEPRECIATION
Barclays Capital	$3,570	3 Month LIBOR	Receive	0.81%	09/24/17	$(7,996)
Credit Suisse	11,300	3 Month LIBOR	Receive	0.39	09/25/14	(7,376)
Credit Suisse	5,360	3 Month LIBOR	Receive	0.82	09/13/17	(15,307)
Deutsche Bank	8,896	3 Month LIBOR	Receive	0.82	07/24/17	(43,066)
Goldman Sachs	1,900	3 Month LIBOR	Receive	2.42	03/22/22	(136,661)
JPMorgan Chase	922	3 Month LIBOR	Receive	2.43	03/22/22	(67,596)
		Total Unrealized Depreciation				$(278,002)

  LIBOR  London Interbank Offered Rate.

Currency Abbreviations:

  EUR  Euro.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments in securities, at value (cost $139,729,664)	$154,011,248
Investment in affiliate, at value (cost $1,602,113)	1,655,340
Total investments in securities, at value (cost $141,331,777)	155,666,588
Unrealized appreciation on open foreign currency exchange contract	9,455
Cash (including foreign currency valued at $11,706 with a cost of $11,939)	18,790,767
Receivable for:
Investments sold	2,130,575
Interest	2,094,190
Interest from affiliate	37,483
Dividends	8,213
Variation margin	5,715
Foreign withholding taxes reclaimed	3,637
Prepaid expenses and other assets	12,429
Total Assets	178,759,052
Liabilities:
Unrealized depreciation on open swap agreements	278,002
Payable for:
Investments purchased	1,782,499
Advisory fee	60,258
Administration fee	11,478
Transfer agent fee	6,401
Accrued expenses and other payables	120,052
Total Liabilities	2,258,690
Net Assets	$176,500,362
Composition of Net Assets:
Paid-in-capital	$170,940,093
Net unrealized appreciation	14,007,025
Accumulated undistributed net investment income	72,804
Accumulated net realized loss	(8,519,560)
Net Assets	$176,500,362
Net Asset Value Per Share
9,028,744 shares outstanding (15,000,000 shares authorized of $0.01 par value)	$19.55

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statement of Operations

For the year ended September 30, 2012

Net Investment Income: Income
Interest (net of $488 foreign withholding tax)	$8,010,545
Dividends	49,354
Interest from affiliate (Note 5)	9,149
Total Income	8,069,048
Expenses
Advisory fee (Note 4)	707,476
Administration fee (Note 4)	134,757
Professional fees	71,255
Shareholder reports and notices	35,109
Custodian fees	28,134
Transfer agent fees and expenses	17,151
Directors' fees and expenses	9,690
Other	63,059
Total Expenses	1,066,631
Less: expense offset (Note 9)	(7,643)
Net Expenses	1,058,988
Net Investment Income	7,010,060
Realized and Unrealized Gain (Loss): Realized Gain (Loss) on:
Investments	6,312,016
Futures contracts	831,392
Swap agreements	(104,163)
Foreign currency exchange contracts	12,816
Foreign currency translation	764
Net Realized Gain	7,052,825
Change in Unrealized Appreciation (Depreciation) on:
Investments	8,774,992
Investments in affiliates (Note 5)	53,227
Futures contracts	(641,665)
Swap agreements	(272,293)
Foreign currency exchange contracts	9,455
Foreign currency translation	(142)
Net Change in Unrealized Appreciation (Depreciation)	7,923,574
Net Gain	14,976,399
Net Increase	$21,986,459

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2012	FOR THE YEAR ENDED SEPTEMBER 30, 2011
Increase (Decrease) in Net Assets: Operations:
Net investment income	$7,010,060	$7,722,842
Net realized gain	7,052,825	6,261,151
Net change in unrealized appreciation (depreciation)	7,923,574	(9,689,294)
Net Increase	21,986,459	4,294,699
Dividends to shareholders from net investment income	(7,516,434)	(8,216,167)
Net Increase (Decrease)	14,470,025	(3,921,468)
Net Assets:
Beginning of period	162,030,337	165,951,805
End of Period (Including accumulated undistributed net investment income of $72,804 and $164,278, respectively)	$176,500,362	$162,030,337

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012

1. Organization and Accounting Policies

Morgan Stanley Income Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, closed-end management investment company. The Fund's primary investment objective is to provide as high a level of current income for distribution to shareholders as is consistent with prudent investment risk and, as a secondary objective, capital appreciation. The Fund was organized as a Maryland corporation on December 21, 1972 and commenced operations on April 6, 1973.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) Certain portfolio securities may be valued by an outside pricing service approved by the Fund's Board of Directors (the "Directors"). The prices provided by a pricing service take into account broker-dealer market price quotations for trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities; (2) portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price; (3) futures are valued at the latest price published by the commodities exchange on which they trade; (4) swaps are marked-to-market daily based upon quotations from market makers; (5) when market quotations are not readily available, including circumstances under which Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly owned subsidiary of Morgan Stanley, determines that the market quotations are not reflective of a security's fair value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors; and (6) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and adhoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

D. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place up to 120 days after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

E. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

F. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2012.

INVESTMENT TYPE	LEVEL 1 UNADJUSTED QUOTED PRICES	LEVEL 2 OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Assets:
Fixed Income Securities
Corporate Bonds	$—	$152,124,586	$—	$152,124,586
Asset-Backed Securities	—	2,537,102	—	2,537,102
Municipal Bond	—	244,536	—	244,536
Total Fixed Income Securities	—	154,906,224	—	154,906,224
Convertible Preferred Stocks	438,505	—	—	438,505
Short-Term Investments — U.S. Treasury Securities	—	321,859	—	321,859
Foreign Currency Exchange Contract	—	9,455	—	9,455
Futures Contracts	138,132	—	—	138,132
Total Assets	576,637	155,237,538	—	155,814,175
Liabilities:
Futures Contracts	(197,229)	—	—	(197,229)
Interest Rate Swap Agreements	—	(278,002)	—	(278,002)
Total Liabilities	(197,229)	(278,002)	—	(475,231)
Total	$379,408	$154,959,536	$—	$155,338,944

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of September 30, 2012, the Fund did not have any investments transfer between investment levels.

3. Derivatives

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Exchange Contracts In connection with its investments in foreign securities, the Fund entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the currency contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or (loss). The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

Futures A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Swaps An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearing house. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Most swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

The Fund's use of swaps during the period included those based on the credit of an underlying security and commonly referred to as credit default swaps. Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon default of the referenced debt obligation.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) broker" in the Statement of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging: Overall ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following table sets forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2012.

PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest Rate Risk	Variation margin	$138,132	†	Variation margin	$(197,229)†
	Unrealized appreciation on open swap agreements	—		Unrealized depreciation on open swap agreements	(278,002)
Foreign Currency Risk	Unrealized appreciation on open foreign currency exchange contract	9,455		Unrealized depreciation on open foreign currency exchange contracts	—
		$147,587			$(475,231)

†  Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2012 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$831,392	—	$(92,866)
Credit Risk	—	—	(11,297)
Foreign Currency Risk	—	$12,816	—
	$831,392	$12,816	$(104,163)

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PRIMARY RISK EXPOSURE	FUTURES	FOREIGN CURRENCY EXCHANGE	SWAPS
Interest Rate Risk	$(641,665)	—	$(278,002)
Credit Risk	—	—	5,709
Foreign Currency Risk	—	$9,455	—
	$(641,665)	$9,455	$(272,293)

For the year ended September 30, 2012, the average monthly original value of futures contracts was $56,851,721, the average monthly notional value of swap agreements was $5,865,167 and the average monthly principal amount of foreign currency exchange contracts was $393,481.

4. Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with the Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund: 0.42% to the portion of the average weekly net assets not exceeding $500 million and 0.35% to the portion of the average weekly net assets exceeding $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's average weekly net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

5. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended September 30, 2012, aggregated $94,231,538 and $99,158,670, respectively.

The Fund had the following transactions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed to be affiliates of the Adviser and Administrator under Section 17 of the Act, for the year ended September 30, 2012:

VALUE SEPTEMBER 30, 2011	PURCHASES AT COST	SALES	INTEREST INCOME	VALUE SEPTEMBER 30, 2012
—	$1,602,113	—	$9,149	$1,655,340

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended September 30, 2012, included in "Directors' fees and expenses" in the Statement of Operations amounted to $4,366. At September 30, 2012, the Fund had an accrued pension liability of $60,294, which is included in "Accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

6. Capital Stock

On December 12, 1995, the Fund commenced a share repurchase program for the purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value. During the year ended September 30, 2012, the Fund did not repurchase any of its shares. Since the inception of the program, the Fund has repurchased 3,171,774 of its shares at an average discount of 8.77% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

7. Dividends

The Fund declared the following dividends from net investment income subsequent to September 30, 2012:

DECLARATION DATE	AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
October 9, 2012	$0.0575	October 19, 2012	October 26, 2012

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

8. Federal Income Tax Status

It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "interest expense" and penalties in "other expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended September 30, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 DISTRIBUTIONS PAID FROM: ORDINARY INCOME	2011 DISTRIBUTIONS PAID FROM: ORDINARY INCOME
$7,516,434	$8,216,167

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

Permanent differences, primarily due to losses on paydowns and swaps, foreign currency gains and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund's components of net assets at September 30, 2012:

ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN-CAPITAL
$414,900	($414,900)	—

At September 30, 2012, the components of distributable earnings for the Fund on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
$145,198	—

At September 30, 2012, the aggregate cost for federal income tax purposes is $141,909,536. The aggregate gross unrealized appreciation is $14,253,963 and the aggregate gross unrealized depreciation is $496,911 resulting in net unrealized appreciation of $13,757,052.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At September 30, 2012, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated date:

Amount	Expiration
$8,009,361	September 30, 2017

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2012, the Fund utilized capital loss carryforwards for U.S. Federal income tax purposes of $6,067,099.

Morgan Stanley Income Securities Inc.

Notes to Financial Statements  ■  September 30, 2012 continued

9. Expense Offset

The Fund has entered into an arrangement with State Street (the "Custodian"), whereby credits realized on uninvested cash balances were used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "expense offset" in the Statement of Operations.

10. Accounting Pronouncement

In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45 or ASC 815-10-45 or are subject to an enforceable master netting agreements or similar. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley Income Securities Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2012	2011	2010^	2009^		2008^
Selected Per Share Data:
Net asset value, beginning of period	$17.95	$18.38	$17.20	$14.77		$16.95
Income (loss) from investment operations:
Net investment income(1)	0.78	0.86	0.95	0.88		0.85
Net realized and unrealized gain (loss)	1.65	(0.38)	1.28	2.41		(2.15)
Total income (loss) from investment operations	2.43	0.48	2.23	3.29		(1.30)
Less dividends from net investment income	(0.83)	(0.91)	(1.05)	(0.88)		(0.92)
Anti-dilutive effect of acquiring treasury shares(1)	—	—	—	0.02		0.04
Net asset value, end of period	$19.55	$17.95	$18.38	$17.20		$14.77
Market value, end of period	$19.14	$17.20	$17.79	$16.39		$12.27
Total Investment Return(2):
Market value	16.53%	2.00%	15.60%	42.12%		(14.88)%
Ratios to Average Net Assets:
Total expenses	0.63%	0.65%	0.66%	0.67	%(3)	0.68	%(3)
Net investment income	4.16%	4.71%	5.43%	5.82	%(3)	5.12	%(3)
Rebate from Morgan Stanley affiliate	—	—	—	0.00	%(4)	0.00	%(4)
Supplemental Data:
Net assets, end of period, in thousands	$176,500	$162,030	$165,952	$155,323		$135,543
Portfolio turnover rate	61%	52%	53%	73%		66%

  ^  Beginning with the year ended September 30, 2011, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

  (1)  The per share amounts were computed using an average number of shares outstanding during the period.

  (2)  Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.

  (3)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (4)  Amount is less than 0.005%.

See Notes to Financial Statements

Morgan Stanley Income Securities Inc.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Income Securities Inc.:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Securities Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the three years ended September 30, 2010 were audited by another independent registered public accounting firm whose report, dated November 24, 2010, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Securities Inc. as of September 30, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 27, 2012

Morgan Stanley Income Securities Inc.

Shareholders Voting Results (unaudited)

On July 24, 2012, a meeting of the Fund's shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all Shareholders:

	Number of Shares
	For	Withheld	Abstain
Kathleen A. Dennis	7,186,218	272,633	0
Manuel H. Johnson	7,162,857	295,994	0
Joseph J. Kearns	7,163,616	295,235	0
Fergus Reid	7,152,013	306,838	0

Morgan Stanley Income Securities Inc.

Portfolio Management (unaudited)

The Portfolio is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Karen Toll, a Senior Associate of the Adviser, Joseph Mehlman, Executive Director of the Adviser and Christian G. Roth, Managing Director of the Adviser.

Ms. Toll has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund in January 2011. Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008. Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited)

The Fund has amended and restated its policy on derivatives to permit it to invest in the derivative investments discussed below.

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps. An over-the-counter ("OTC") swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap agreements are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are generally not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or nonperformance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps". Where the Fund is the buyer of a credit default swap agreement, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the agreement only in the event of a default or similar event by the issuer of the the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the agreement and received no benefit from the agreement. When the Fund is the seller of a credit default swap agreement, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Foreign Currency Exchange Contracts. In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Mortgage Derivatives. Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages.

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways including "inverse only ("IO")" classes and "inverse IO" classes. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.

Morgan Stanley Income Securities Inc.

Investment Policy (unaudited) continued

Because of the uncertainty of the cash flows on these tranches, the market prices and yields of the setranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs. It is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. lOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decrease. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of the Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time.

Plan benefits

•  Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

•  Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

•  Convenience
You will receive a detailed account statement from Computershare Trust Company , N.A., (the Agent) which administers the Plan. The statement shows your total Distributions, dates of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at morganstanley.com/im/cef.

•  Safekeeping
The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in "street name" — in the name of your brokerage firm, bank, or other financial institution — you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

If you choose to participate in the Plan, whenever the Fund declares a distribution, it will be invested in additional shares of the Fund that are purchased in the open market.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com/im/cef, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign the written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the "record date," which is generally one week before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

Costs of the Plan

There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan's fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications

The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or capital gains distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for Information concerning their individual situation.

How to withdraw from the Plan

To withdraw from the Plan, please visit morganstanley.com/im/cef or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078 Providence, Rl 02940

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.  If you opt to continue to hold your non-certificated shares, whole shares will be held by the Agent and fractional shares will be sold.

2.  If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

3.  You may sell your shares through your financial advisor through the Direct Registration System ("DRS"). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

Morgan Stanley Income Securities Inc.

Dividend Reinvestment Plan (unaudited) continued

The Fund and Computershare Trust Company, N.A. at any time may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com/im/cef.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited) continued

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited) continued

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:
Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies,

Morgan Stanley Income Securities Inc.

U.S. Privacy Policy (unaudited) continued

your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

Special Notice to Residents of Vermont
The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

Special Notice to Residents of California
The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

102

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Member of the American Lung Association's President's Council.

Michael Bozic (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				104	Director of various business organizations.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.
Dr. Manuel H. Johnson (63) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (53) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (64) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  Each Director serves an indefinite term, until his or her successor is elected.

  **  The Fund Complex includes (as of December 31, 2011) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

  ***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley Income Securities Inc.

Director and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer – Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

  *  Each officer serves an indefinite term, until his or her successor is elected.

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Item 2.  Code of Ethics.

(a)           The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$34,335		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$5,558	(3)	$201,000	(4)
All Other Fees	$			$854,099
Total Non-Audit Fees		$5,558		$1,055,099

Total		$39,893		$1,055,099

2011

	Registrant			Covered Entities(1)
Audit Fees		$34,335		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)	$6,501,000	(2)
Tax Fees		$5,558	(3)	$1,350,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$5,558		$7,851,000

Total		$39,893		$7,851,000

N/A- Not applicable, as not required by Item 4.

(1)                   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)                   Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser dor its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)                   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)                   Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)                   All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley Income Securities Inc.

FUND MANAGEMENT

As of the date of this report, the Fund is managed by members of the Taxable Fixed Income team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Joseph Mehlman, Executive Director of the Adviser, Christian G. Roth, Managing Director of the Adviser and Karen Toll, a Vice President of the Adviser.

Mr. Mehlman has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in November 2008.  Mr. Roth has been associated with the Adviser or its investment management affiliates in an investment management capacity since 1991 and began managing the Fund in February 2009.  Ms. Toll has been associated with the Adviser in an investment management capacity since July 2006 and began managing the Fund in January 2011

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

The following information is as of September 30, 2012:

Mr. Mehlman managed five registered investment companies with a total of approximately $613.1 million in assets; no pooled investment vehicles other than registered investment companies; and 48 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $11.0 billion in assets.

Mr. Roth managed eight registered investment companies with a total of approximately $737.0 million in assets; 16 pooled investment vehicles other than registered investment companies with a total of approximately $6.6 billion in assets; and 34 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $15.0 billion in assets.  Of these other accounts, six accounts with a total of approximately $2.4 billion in assets, had performance-based fees.

Ms. Toll managed five registered investment companies with a total of approximately $613.1 million in assets; no pooled investment vehicles other than registered investment companies; and 41 other accounts (which include separate accounts managed under certain “wrap fee” programs) with a total of approximately $8.4 billion in assets.

Because the portfolio managers manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•           Cash Bonus.

•           Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.  All long-term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which causes a restatement of Morgan Stanley’s consolidated financial results, or constitutes a violation of Morgan Stanley’s risk policies and standards.

•           Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  In addition to the clawbacks listed above for long-term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if an employee’s actions cause substantial financial loss on the trading strategy, investment, commitment or other holding provided that previous gains on those positions were relevant to the employee’s prior year compensation decisions.

•           Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, which may include funds advised by the Adviser or its affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•           Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•           Contribution to the business objectives of the Adviser.

•           The dollar amount of assets managed by the portfolio manager.

•           Market compensation survey research by independent third-parties.

•           Other qualitative factors, such as contributions to client objectives.

•           Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of September 30, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Income Securities Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
November 15, 2012

/s/ Francis Smith
Francis Smith
Principal Financial Officer
November 15, 2012